Exhibit 10.1

Execution Version

THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Third Amendment”), dated as of December 12, 2025 (the “Third Amendment Effective Date”), is entered into by and among ARCHROCK SERVICES, L.P., a Delaware limited partnership (the “Administrative Borrower”), and ARCHROCK PARTNERS OPERATING LLC, a Delaware limited liability company (“Operating” and together with the Administrative Borrower, each, a “Borrower” and, collectively, the “Borrowers”), the other Loan Parties party hereto, the Lenders party hereto, and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), as an Issuing Bank and as Swingline Lender.

WITNESSETH

WHEREAS, the Borrowers, the Loan Parties from time to time party thereto, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to that certain Amended and Restated Credit Agreement, dated as of May 16, 2023 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the Third Amendment Effective Date, the “Existing Credit Agreement”, and the Existing Credit Agreement, as amended by the amendments set forth in Section 2 of this Third Amendment, the “Credit Agreement”);

WHEREAS, the parties hereto desire to enter into this Third Amendment, to, among other things, amend certain terms of the Existing Credit Agreement as set forth herein, in each case, to be effective as of the Third Amendment Effective Date; and

WHEREAS, subject to and upon the terms and conditions set forth herein, each Lender has agreed to enter into this Third Amendment and amend the Existing Credit Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to them in the Credit Agreement.
Section 2.Amendments to Existing Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 3 below, on the Third Amendment Effective Date, the Existing Credit Agreement shall be amended as follows:
(a)Additional Definitions. Section 1.01 of the Existing Credit Agreement shall be amended to add the following definitions to such Section in appropriate alphabetical order:

“Third Amendment” means the Third Amendment to Amended and Restated Credit Agreement, dated as of the Third Amendment Effective Date, among the Borrowers, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent.

“Third Amendment Effective Date” means December 12, 2025.

(b)Amended and Restated Definitions. The following definitions contained in Section 1.01 of the Existing Credit Agreement shall be amended and restated in their respective entireties to read in full as follows:

“Adjusted Daily Simple SOFR” means, with respect to any RFR Borrowing, an interest rate per annum equal to the Daily Simple SOFR; provided that if Adjusted Daily Simple SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Adjusted REVSOFR30 Rate” means an interest rate per annum equal to the REVSOFR30 Rate; provided that (i) if the Adjusted REVSOFR30 Rate as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement and (ii) if the REVSOFR30 Rate shall not be available, then the Adjusted REVSOFR30 Rate shall be equal to the Alternate Base Rate.

“Adjusted Term SOFR” means, with respect to any Term Benchmark Borrowing for any Interest Period or for any ABR Borrowing based on Adjusted Term SOFR, an interest rate per annum equal to the Term SOFR for such Interest Period (or, in the case of any ABR Borrowing based on Adjusted Term SOFR, Term SOFR for a one-month Interest Period); provided that if Adjusted Term SOFR as so determined would be less than the Floor, such rate shall be deemed to be equal to the Floor for the purposes of this Agreement.

“Applicable Rate” means, for any day, with respect to any Loan, the applicable rate per annum set forth below under the caption “ABR and REVSOFR30 Spread” or “Term Benchmark and RFR Spread”, as the case may be, based upon the Total Leverage Ratio as of the most recent determination date; provided that, on and after the Third Amendment Effective Date, the Applicable Rate shall be Category 3 until the delivery to the Administrative Agent, pursuant to Section 5.01(a), of Parent’s consolidated financial information for the fiscal year ending December 31, 2025:

Total Leverage Ratio	ABR and REVSOFR30 Spread	Term Benchmark and RFR Spread
Category 1 > 5.00 to 1.0	1.50%	2.50%
Category 2 < 5.00 to 1.0 but > 4.00 to 1.0	1.25%	2.25%
Category 3 < 4.00 to 1.0 but > 3.00 to 1.0	1.00%	2.00%

Total Leverage Ratio	ABR and REVSOFR30 Spread	Term Benchmark and RFR Spread
Category 4 < 3.00 to 1.0	0.75%	1.75%

For purposes of the foregoing, (a) the Applicable Rate shall be determined as of the end of each fiscal quarter of Parent based upon Parent’s annual or quarterly consolidated financial statements delivered pursuant to Section 5.01(a) and Section 5.01(b) and the related Compliance Certificate delivered pursuant to Section 5.01(c) and (b) each change in the Applicable Rate resulting from a change in the Total Leverage Ratio shall be effective three (3) Business Days following the date of delivery to the Administrative Agent of such consolidated financial statements indicating such change and ending on the date immediately preceding the effective date of the next such change, provided that the Total Leverage Ratio shall be deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing or (B) at the option of the Administrative Agent or at the request of the Required Lenders if the Administrative Borrower fails to deliver the annual or quarterly consolidated financial statements required to be delivered by it pursuant to Section 5.01, during the period from the expiration of the time for delivery thereof until such consolidated financial statements are delivered. In the event that, at any date prior to the Termination Date, any financial statement or Compliance Certificate delivered pursuant to Section 5.01(a), Section 5.01(b) or Section 5.01(c) is shown to be inaccurate, and such inaccuracy, if corrected, would have led to the application of a higher Applicable Rate for any period (an “Applicable Period”) than the Applicable Rate applied for such Applicable Period, and only in such case, then the Administrative Borrower shall promptly (i) deliver or cause to be delivered to the Administrative Agent a corrected Compliance Certificate for such Applicable Period, (ii) determine the Applicable Rate for such Applicable Period based upon the Total Leverage Ratio set forth in the corrected Compliance Certificate, and (iii) pay to the Administrative Agent the accrued additional interest owing as a result of such increased Applicable Rate for such Applicable Period, which payment shall be promptly applied by the Administrative Agent in accordance herewith, and, if such payment is made, any Default under clause (b) of Article VII that shall have occurred solely on account of the failure of the Borrowers to pay interest when due as a result of such inaccuracy shall be automatically waived without any further action by the Administrative Agent and the Lenders. The preceding sentence is in addition to the rights of the Administrative Agent and Lenders with respect to Section 2.14(e) and Article VII and other of their respective rights under this Agreement that may be applicable as a result of any such inaccuracy referred to in such sentence.

“Floor” means the benchmark rate floor, if any, provided in this Agreement (as of the execution of this Agreement, the modification, amendment or renewal of this Agreement or otherwise) with respect to Adjusted Term SOFR, the Adjusted REVSOFR30 Rate or Adjusted Daily Simple SOFR, as applicable.  For the avoidance of doubt, the Floor as of the Third Amendment Effective Date for each of Adjusted Term SOFR, the Adjusted REVSOFR30 Rate and Adjusted Daily Simple SOFR shall be zero.

“Loan Documents” means, collectively, this Agreement, the First Amendment, the Second Amendment, the Third Amendment, any promissory notes issued pursuant to this Agreement, any Letter of Credit applications, the Collateral Documents, the Loan Guaranty, any Obligation Guaranty and all other agreements, instruments, documents and certificates identified in Section 4.01 executed and delivered by a Loan Party to, or in favor of, the Administrative Agent or any Lender, each Compliance Certificate delivered pursuant to Section 5.01(c), each Borrowing Request or and each consent, waiver, subordination agreement, intercreditor agreement executed by the Borrowers pursuant to this Agreement. Any reference in this Agreement or any other Loan Document to a Loan Document shall include all appendices, exhibits or schedules thereto, and all amendments, restatements, amendments and restatements, supplements or other modifications thereto, and shall refer to this Agreement or such Loan Document as the same may be in effect at any and all times such reference becomes operative.

“Revolving Commitment Fee Rate” means 0.25% per annum.

(c)Deleted Definition. The definition of “Commitment Utilization Percentage” contained in Section 1.01 of the Existing Credit Agreement shall be deleted in its entirety.
Section 3.Conditions to Third Amendment Effective Date. The amendments to the Existing Credit Agreement set forth in Section 2 of this Third Amendment are subject to the satisfaction of each of the following conditions precedent:
(a)Counterparts. The Administrative Agent shall have received counterparts of this Third Amendment (including by facsimile or other electronic transmission), duly executed by each Loan Party, the Administrative Agent and each of the Lenders (including, for the avoidance of doubt, all Issuing Banks).
(b)Fees.  The Administrative Agent shall have received (i) all fees due and payable to it on or prior to the Third Amendment Effective Date and (ii) all expenses (including the reasonable and documented out-of-pocket fees and expenses of legal counsel to the Administrative Agent) required to be paid for which invoices have been presented at least two (2) Business Days prior to the Third Amendment Effective Date.

The Administrative Agent shall notify the Administrative Borrower, the Lenders and the Issuing Banks of the Third Amendment Effective Date, and such notice shall be conclusive and binding.

Section 4.Representations and Warranties.
(a)Ratification and Affirmation. Each Loan Party hereto hereby: (i) acknowledges the terms of this Third Amendment; (ii) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (iii) represents and warrants to the Administrative Agent and the Lenders that as of the date hereof, after giving effect to the provisions of this Third Amendment: (A) each of the representations and warranties in the Loan Documents is true and correct in all material respects (without duplication of any materiality qualifier contained therein) (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date, without duplication of any materiality qualifier contained therein) and (B) no Default exists, will exist, or would result therefrom; and (iv) represents and warrants that as of the Third Amendment Effective Date, to its knowledge, the information included in any Beneficial Ownership Certification provided on or prior to the Third Amendment Effective Date to any Lender in connection with this Third Amendment is true and correct in all material respects.  It is the intention of the parties hereto that neither this Third Amendment nor anything contained herein constitute a novation of the obligations outstanding under the Existing Credit Agreement or any Collateral securing the same, all of which shall remain in full force and effect after the date hereof, as amended hereby. If, notwithstanding the intention of the parties set forth in the previous sentence, this Third Amendment or the transactions contemplated hereby are deemed to constitute a novation of the obligations outstanding under the Existing Credit Agreement or any Collateral securing the same, then, as collateral security for the Secured Obligations, each Loan Party hereby grants to the Administrative Agent for the benefit of the Secured Parties a lien on and security interest in, and right of set-off against, and acknowledges and agrees that the Administrative Agent has and shall continue to have until the Termination Date for the benefit of the Secured Parties a continuing lien on and security interest in, and right of set-off against, all right, title, and interest of such Loan Party, whether now owned or existing or hereafter created, acquired or arising, in and to all of the Collateral.
(b)Corporate Authority; Enforceability; No Conflicts. Each Loan Party hereto hereby represents and warrants to the Administrative Agent and the Lenders that (i) it has all necessary power and authority to execute, deliver and perform its obligations under this Third Amendment; (ii) the execution, delivery and performance by such Loan Party of this Third Amendment has been duly authorized by all necessary action on its part; (iii) this Third Amendment has been duly executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; (iv) the execution and delivery of this Third Amendment by such Loan Party and the performance of its obligations hereunder require no authorizations, approvals or consents of, or registrations or filings with, any Governmental Authority, except for those that have been obtained or made and are in effect; and (v) neither the execution and delivery of this Third Amendment nor the consummation of the transactions contemplated hereby will (A) contravene, or result in a breach of, the organizational documents of such Loan Party, (B) violate any governmental requirement applicable to or binding upon such Loan Party or any of its properties, except to the extent that any such violation, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect, or (C) violate or result in a default under any agreement or instrument to which such Loan Party is a party (other than any agreement or instrument the contravention of which or breach of which could not reasonably be expected to be materially adverse to any Secured Party) or by which it is bound or to which its properties are subject, except to the extent that any such violation or default, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

Section 5.Effect of Amendment.  From and after the Third Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereof”, or “hereunder” or words of like import, and all references to the “Credit Agreement” in the Loan Documents and any and all other agreements, instruments, documents, notes, certificates, guaranties and other writings of every kind and nature shall be deemed to mean the Credit Agreement.
Section 6.GOVERNING LAW. THIS THIRD AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF TEXAS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
Section 7.Headings. Section headings in this Third Amendment are included herein for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.
Section 8.Severability. In the event any one or more of the provisions contained in this Third Amendment should be held invalid, illegal, or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein, to the full extent permitted by applicable law, shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal, or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal, or unenforceable provisions.
Section 9.No Waiver; Loan Document. Except as expressly provided herein, the execution, delivery and effectiveness of this Third Amendment (or any provision hereof) shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Existing Credit Agreement. This Third Amendment shall be, and shall be construed and administered as, a Loan Document under the Credit Agreement.
Section 10.Successors and Assigns. All of the terms and provisions of this Third Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.
Section 11.Counterparts; Integration; Effectiveness. This Third Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Third Amendment by telecopy, e-mailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Third Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Third Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, or any other applicable state laws based on the Uniform Electronic Transactions Act; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to the procedures approved by it. This third AMENDMENT, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement AMONG the parties RELATING to the SUBJECT MATTER HEREOF AND THEREOF and may not be contradicted by evidence of prior, contemporaneous or SUBSEQUENT oral agreements of the parties. There are no UNWRITTEN oral agreements between the parties. Subject to the terms and conditions set forth herein, this Third Amendment shall become effective on the Third Amendment Effective Date.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Third Amendment has been duly executed as of the day and year first above written.

BORROWERS:

ARCHROCK PARTNERS OPERATING LLC ARCHROCK SERVICES, L.P.

By:/s/ Douglas S. Aron
Douglas S. Aron
Senior Vice President and Chief Financial Officer

OTHER LOAN PARTIES:

ARCHROCK, INC.

ARCHROCK PARTNERS FINANCE CORP.

ARCHROCK PARTNERS LEASING LLC

AROC CORP.

AROC SERVICES GP LLC

AROC SERVICES LP LLC

ARCHROCK SERVICES LEASING LLC

ARCHROCK GP LLC

ARCHROCK PARTNERS CORP.

ARCHROCK ELT LLC

By:/s/ Douglas S. Aron
Douglas S. Aron
Senior Vice President and Chief Financial Officer

Signature Page to Third Amendment to Amended and Restated Credit Agreement

(Archrock)

ARCHROCK PARTNERS, L.P.

By: ARCHROCK GENERAL PARTNER, L.P., its general partner

By: ARCHROCK GP LLC, its general partner

By:/s/ Douglas S. Aron
Douglas S. Aron
Senior Vice President and Chief Financial Officer

ARCHROCK GENERAL PARTNER, L.P.,

By: ARCHROCK GP LLC, its general partner

By:/s/ Douglas S. Aron
Douglas S. Aron
Senior Vice President and Chief Financial Officer

Signature Page to Third Amendment to Amended and Restated Credit Agreement

(Archrock)

ARCHROCK GP LP LLC

By: /s/ Pamela A. Gregorski
Pamela A. Gregorski
Manager

ARCHROCK MLP LP LLC

By: /s/ Pamela A. Gregorski
Pamela A. Gregorski
Manager

Signature Page to Third Amendment to Amended and Restated Credit Agreement

(Archrock)

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent, an Issuing Bank, Swingline Lender and a Lender

By: /s/ William Eifert

Authorized Officer

Signature Page to Third Amendment to Amended and Restated Credit Agreement

(Archrock)

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and an Issuing Bank

By:/s/ Seth Setterberg

Seth Setterberg

Authorized Signatory

Signature Page to Third Amendment to Amended and Restated Credit Agreement

(Archrock)

BANK OF AMERICA, N.A.,

as a Lender

By: /s/ Michael Danby
Michael Danby
Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

(Archrock)

ROYAL BANK OF CANADA,

as a Lender

By: /s/ Emilee Scott
Emilee Scott
Authorized Signatory

Signature Page to Third Amendment to Amended and Restated Credit Agreement

(Archrock)

REGIONS BANK,

as a Lender

By: /s/ Ben Barnhart
Ben Barnhart
Assistant Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

(Archrock)

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH,

as a Lender

By: /s/ Alex Franks
Alex Franks
Managing Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement

(Archrock)

FLAGSTAR BANK, N.A. (as assignee of Flagstar Specialty Finance Company, LLC),

as a Lender

By: /s/ Thomas Bukowski
Thomas Bukowski
Senior Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

(Archrock)

CITIBANK, N.A.,

as a Lender

By: /s/ Todd Mogil
Todd Mogil
Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

(Archrock)

CATERPILLAR FINANCIAL SERVICES CORPORATION,

as a Lender

By: /s/ Landon Gracey
Landon Gracey
SF Regional Credit Manager

Signature Page to Third Amendment to Amended and Restated Credit Agreement

(Archrock)

FIRST-CITIZENS BANK & TRUST COMPANY (f/k/a CIT BANK, N.A.),

as a Lender

By: /s/ Christopher Solley
Christopher Solley
Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement

(Archrock)

RAYMOND JAMES BANK,

as a Lender

By: /s/ Chad E Colby
Chad E Colby
Managing Director

Signature Page to Third Amendment to Amended and Restated Credit Agreement

(Archrock)

FIRST HORIZON BANK,

as a Lender

By: /s/ Forrest Taylor
Forrest Taylor
Senior Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

(Archrock)

BANK OZK,

as a Lender

By: /s/ Ryan Hammonds
Ryan Hammonds
Senior Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

(Archrock)

CANADIAN IMPERIAL BANK OF COMMERCE, NEW YORK BRANCH,

as a Lender

By: /s/ Kevin A. James
Kevin A. James
Authorized Signatory

By: /s/ Donovan C. Broussard
Donovan C. Broussard
Authorized Signatory

Signature Page to Third Amendment to Amended and Restated Credit Agreement

(Archrock)

MUFG BANK, LTD.,

as a Lender

By: /s/ Erick Moore
Erick Moore
Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

(Archrock)

U.S. BANK NATIONAL ASSOCIATION,

as a Lender

By: /s/ Adrian Avalos
Adrian Avalos
Senior Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

(Archrock)

BOKF, NA dba BOK FINANCIAL,

as a Lender

By: /s/ David Risen
David Risen
Senior Vice President

Signature Page to Third Amendment to Amended and Restated Credit Agreement

(Archrock)